                                                                    Exhibit 99.5

                                                                Monthly Operating Report
----------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC.                                  ACCRUAL BASIS
----------------------------------------
----------------------------------------
CASE  NUMBER:  400-42145-BJH-11                                  02/13/95, RWD, 2/96
----------------------------------------
----------------------------------------
JUDGE:  BARBARA J. HOUSER
----------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING:  JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:
/s/ Drew Keith                                                   CHIEF FINANCIAL OFFICER
---------------------------------------------           --------------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                               TITLE

DREW KEITH                                                               7/27/01
---------------------------------------------           --------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                         DATE

PREPARER:

/s/ Kevin K. Craig                                              CONTROLLER, KITTY HAWK INC.
---------------------------------------------           --------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                         TITLE

KEVIN K. CRAIG                                                           7/27/01
---------------------------------------------           --------------------------------------------
PRINTED NAME OF PREPARER                                                  DATE

                                                                Monthly Operating Report
-------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                    ACCRUAL BASIS-1
-------------------------------------------
-------------------------------------------
CASE  NUMBER: 400-42145-BJH-11                                    02/13/95, RWD, 2/96
-------------------------------------------

COMPARATIVE  BALANCE  SHEET

                                                       SCHEDULE            MONTH               MONTH               MONTH
                                                                   ----------------------------------------------------------
ASSETS                                                  AMOUNT          APRIL, 2001          MAY, 2001          JUNE, 2001
-----------------------------------------------------------------------------------------------------------------------------
      1.  UNRESTRICTED  CASH                                             $       6,923       $      11,856           ($13,805)
-----------------------------------------------------------------------------------------------------------------------------
      2.  RESTRICTED  CASH                                               $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
      3.  TOTAL  CASH                                  $          0      $       6,923       $      11,856           ($13,805)
-----------------------------------------------------------------------------------------------------------------------------
      4.  ACCOUNTS  RECEIVABLE  (NET)                  $ 41,314,895      $  23,072,495       $  21,516,447      $  27,924,245
-----------------------------------------------------------------------------------------------------------------------------
      5.  INVENTORY                                                      $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
      6.  NOTES  RECEIVABLE                                              $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
      7.  PREPAID  EXPENSES                            $     35,445      $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
      8.  OTHER  (ATTACH  LIST)                        $102,257,281      $  29,684,428       $  28,389,079      $  21,749,855
-----------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL  CURRENT  ASSETS                       $143,607,621      $  52,763,846       $  49,917,382      $  49,660,295
-----------------------------------------------------------------------------------------------------------------------------
     10.  PROPERTY,  PLANT  &  EQUIPMENT               $  2,455,211      $   4,698,156       $   4,698,156      $   4,712,021
-----------------------------------------------------------------------------------------------------------------------------
     11.  LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                       $   2,652,328       $   2,703,464      $   2,754,988
-----------------------------------------------------------------------------------------------------------------------------
     12.  NET  PROPERTY,  PLANT  &
          EQUIPMENT                                    $  2,455,211      $   2,045,828       $   1,994,692      $   1,957,033
-----------------------------------------------------------------------------------------------------------------------------
     13.  DUE FROM INSIDERS                                              $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     14.  OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)                                   $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     15.  OTHER (ATTACH LIST)                                            $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     16.  TOTAL ASSETS                                 $146,062,832      $  54,809,674       $  51,912,074      $  51,617,328
-----------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
     17.  ACCOUNTS  PAYABLE                                              $     921,963       $     660,005      $     558,671
-----------------------------------------------------------------------------------------------------------------------------
     18.  TAXES  PAYABLE                                                 $     597,995       $     691,170      $     796,097
-----------------------------------------------------------------------------------------------------------------------------
     19.  NOTES  PAYABLE                                                 $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     20.  PROFESSIONAL  FEES                                             $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     21.  SECURED  DEBT                                                  $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     22.  OTHER  (ATTACH  LIST)                                            ($6,743,866)        ($7,646,887)       ($5,286,570)
-----------------------------------------------------------------------------------------------------------------------------
     23.  TOTAL  POSTPETITION
          LIABILITIES                                                      ($5,223,908)        ($6,295,712)       ($3,931,802)
-----------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
     24.  SECURED  DEBT                                                  $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     25.  PRIORITY  DEBT                               $    496,687      $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     26.  UNSECURED  DEBT                              $ 78,864,376      $   5,091,940       $   5,092,400      $   5,092,400
-----------------------------------------------------------------------------------------------------------------------------
     27.  OTHER (ATTACH LIST)                                            $   5,270,224       $   5,265,131      $   5,265,131
-----------------------------------------------------------------------------------------------------------------------------
     28.  TOTAL  PREPETITION  LIABILITIES              $ 79,361,063      $  10,362,164       $  10,357,531      $  10,357,531
-----------------------------------------------------------------------------------------------------------------------------
     29.  TOTAL LIABILITIES                            $ 79,361,063      $   5,138,256       $   4,061,819      $   6,425,729
-----------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------
     30.  PREPETITION  OWNERS'  EQUITY                                   $  61,741,245       $  61,741,245      $  61,741,245
-----------------------------------------------------------------------------------------------------------------------------
     31.  POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                              ($12,069,827)       ($13,890,990)      ($16,549,646)
-----------------------------------------------------------------------------------------------------------------------------
     32.  DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)                                          $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------
     33.  TOTAL  EQUITY                                $          0      $  49,671,418       $  47,850,255      $  45,191,599
-----------------------------------------------------------------------------------------------------------------------------
     34.  TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                              $ 79,361,063      $  54,809,674       $  51,912,074      $  51,617,328
-----------------------------------------------------------------------------------------------------------------------------
                                                                         $           0       $           0      $           0
-----------------------------------------------------------------------------------------------------------------------------


                                                                                        Monthly Operating Report
----------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                                                          ACCRUAL BASIS-2
----------------------------------------
----------------------------------------
CASE  NUMBER: 400-42145-BJH-11                                                          02/13/95, RWD, 2/96
----------------------------------------

INCOME STATEMENT

                                                             MONTH              MONTH              MONTH               QUARTER
                                                       -------------------------------------------------------
REVENUES                                                  APRIL, 2001         MAY, 2001          JUNE, 2001             TOTAL
----------------------------------------------------------------------------------------------------------------------------------
     1.  GROSS  REVENUES                                   $  9,423,949       $ 10,609,464        $ 16,689,355       $  36,722,768
----------------------------------------------------------------------------------------------------------------------------------
     2.  LESS:  RETURNS & DISCOUNTS                        $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
     3.  NET  REVENUE                                      $  9,423,949       $ 10,609,464        $ 16,689,355       $  36,722,768
----------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
----------------------------------------------------------------------------------------------------------------------------------
     4.  MATERIAL                                          $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
     5.  DIRECT  LABOR                                     $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
     6.  DIRECT  OVERHEAD                                  $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
     7.  TOTAL  COST  OF  GOODS  SOLD                      $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
     8.  GROSS  PROFIT                                     $  9,423,949       $ 10,609,464        $ 16,689,355       $  36,722,768
----------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
     9.  OFFICER / INSIDER  COMPENSATION                   $     26,667       $     26,667        $     26,667       $      80,001
----------------------------------------------------------------------------------------------------------------------------------
    10.  SELLING  &  MARKETING                             $      2,215       $      2,146        $        718       $       5,079
----------------------------------------------------------------------------------------------------------------------------------
    11.  GENERAL & ADMINISTRATIVE                          $  1,631,737       $  1,705,193        $  1,676,527       $   5,013,457
----------------------------------------------------------------------------------------------------------------------------------
    12.  RENT  &  LEASE                                    $    271,772       $    296,285        $    311,681       $     879,738
----------------------------------------------------------------------------------------------------------------------------------
    13.  OTHER (ATTACH LIST)                               $ 11,637,568       $ 11,213,075        $ 18,663,740       $  41,514,383
----------------------------------------------------------------------------------------------------------------------------------
    14.  TOTAL  OPERATING  EXPENSES                        $ 13,569,959       $ 13,243,366        $ 20,679,333       $  47,492,658
----------------------------------------------------------------------------------------------------------------------------------
    15.  INCOME  BEFORE  NON-OPERATING
         INCOME & EXPENSE                                   ($4,146,010)       ($2,633,902)        ($3,989,978)       ($10,769,890)
----------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
    16.  NON-OPERATING INCOME (ATT.  LIST)                 $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    17.  NON-OPERATING EXPENSE (ATT.  LIST)                $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    18.  INTEREST  EXPENSE                                 $    388,541       $    350,235        $    389,593       $   1,128,369
----------------------------------------------------------------------------------------------------------------------------------
    19.  DEPRECIATION / DEPLETION                          $     51,138       $     51,136        $     51,523       $     153,797
----------------------------------------------------------------------------------------------------------------------------------
    20.  AMORTIZATION                                      $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    21.  OTHER (ATTACH LIST)                               $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    22.  NET  OTHER INCOME & EXPENSES                      $    439,679       $    401,371        $    441,116       $   1,282,166
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
    23.  PROFESSIONAL  FEES                                $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    24.  U.S.  TRUSTEE  FEES                               $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    25.  OTHER (ATTACH LIST)                               $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    26.  TOTAL  REORGANIZATION  EXPENSES                   $          0       $          0        $          0       $           0
----------------------------------------------------------------------------------------------------------------------------------
    27.  INCOME  TAX                                        ($1,834,276)       ($1,214,109)        ($1,772,437)        ($4,820,822)
----------------------------------------------------------------------------------------------------------------------------------
    28.  NET  PROFIT  (LOSS)                                ($2,751,413)       ($1,821,164)        ($2,658,657)        ($7,231,234)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                Monthly Operating Report
---------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                                                    ACCRUAL BASIS-3
---------------------------------------
---------------------------------------
CASE  NUMBER: 400-42145-BJH-11                                                    02/13/95, RWD, 2/96
---------------------------------------

                                                       MONTH              MONTH                MONTH                QUARTER
CASH  RECEIPTS  AND                                ----------------------------------------------------------
DISBURSEMENTS                                        APRIL, 2001         MAY, 2001           JUNE, 2001               TOTAL
----------------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                  $       3,462        $      6,923         $     11,856          $       3,462
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                  $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                  $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                                 $  10,875,495        $  8,789,275         $  8,105,516          $  27,770,286
----------------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                   $  10,875,495        $  8,789,275         $  8,105,516          $  27,770,286
----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)           $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                             $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                         ($10,872,034)        ($8,784,342)         ($8,131,177)          ($27,787,553)
----------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                ($10,872,034)        ($8,784,342)         ($8,131,177)          ($27,787,553)
----------------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                              $       3,461        $      4,933             ($25,661)              ($17,267)
----------------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                       $       6,923        $     11,856             ($13,805)              ($13,805)
----------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                 $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                           $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID           $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                    $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                    $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                    $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                         $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                            $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                       $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                      $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                     $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                  $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                        $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS              $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                           $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                          $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                        $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES              $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                         $           0        $          0         $          0          $           0
----------------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                              $       3,461        $      4,933             ($25,661)              ($17,267)
----------------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                          $       6,923        $     11,856             ($13,805)              ($13,805)
----------------------------------------------------------------------------------------------------------------------------------


                                                                      Monthly Operating Report
--------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                                        ACCRUAL BASIS-4
--------------------------------------
--------------------------------------
CASE  NUMBER:  400-42145-BJH-11                                         02/13/95, RWD, 2/96
--------------------------------------

                                                     SCHEDULE              MONTH                MONTH                MONTH
                                                                   --------------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                           AMOUNT            APRIL, 2001           MAY, 2001            JUNE, 2001
---------------------------------------------------------------------------------------------------------------------------------
1.       0-30                                           $21,518,319         $14,537,700           $13,878,086         $19,807,648
---------------------------------------------------------------------------------------------------------------------------------
2.       31-60                                          $14,127,296         $   538,479           $   351,540         $   336,422
---------------------------------------------------------------------------------------------------------------------------------
3.       61-90                                          $ 2,070,404         $   369,857           $   214,305         $   193,517
---------------------------------------------------------------------------------------------------------------------------------
4.       91+                                            $ 3,598,876         $ 6,932,739           $ 6,414,800         $ 6,294,163
---------------------------------------------------------------------------------------------------------------------------------
5.       TOTAL  ACCOUNTS  RECEIVABLE                    $41,314,895         $22,378,775           $20,858,731         $26,631,750
---------------------------------------------------------------------------------------------------------------------------------
6.       AMOUNT  CONSIDERED  UNCOLLECTIBLE
---------------------------------------------------------------------------------------------------------------------------------
7.       ACCOUNTS  RECEIVABLE  (NET)                    $41,314,895         $22,378,775           $20,858,731         $26,631,750
---------------------------------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES           MONTH:         JUNE, 2001
                                                                     -----------------------

                                    0-30       31-60        61-90         91+
TAXES  PAYABLE                      DAYS       DAYS         DAYS          DAYS       TOTAL
--------------------------------------------------------------------------------------------
1.       FEDERAL                  $796,097                                          $796,097
--------------------------------------------------------------------------------------------
2.       STATE                                                                      $      0
--------------------------------------------------------------------------------------------
3.       LOCAL                                                                      $      0
--------------------------------------------------------------------------------------------
4.       OTHER (ATTACH LIST)                                                        $      0
--------------------------------------------------------------------------------------------
5.       TOTAL  TAXES  PAYABLE    $796,097    $      0       $      0    $      0   $796,097
--------------------------------------------------------------------------------------------
6.       ACCOUNTS  PAYABLE        $485,182    $ 15,868       $ 28,047    $ 29,574   $558,671
--------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                MONTH:  JUNE, 2001
                                                                     -----------------------

                                            BEGINNING      AMOUNT                   ENDING
                                               TAX      WITHHELD AND/    AMOUNT       TAX
FEDERAL                                     LIABILITY*   0R  ACCRUED      PAID     LIABILITY
--------------------------------------------------------------------------------------------
1.       WITHHOLDING**                        $      0                              $      0
--------------------------------------------------------------------------------------------
2.       FICA-EMPLOYEE**                      $      0                              $      0
--------------------------------------------------------------------------------------------
3.       FICA-EMPLOYER**                      $      0                              $      0
--------------------------------------------------------------------------------------------
4.       UNEMPLOYMENT                         $      0                              $      0
--------------------------------------------------------------------------------------------
5.       INCOME                               $      0                              $      0
--------------------------------------------------------------------------------------------
6.       OTHER (ATTACH LIST)                  $691,170       $796,097    $691,170   $796,097
--------------------------------------------------------------------------------------------
7.       TOTAL  FEDERAL  TAXES                $691,170       $796,097    $691,170   $796,097
--------------------------------------------------------------------------------------------
STATE  AND  LOCAL
--------------------------------------------------------------------------------------------
8.       WITHHOLDING                          $      0                              $      0
--------------------------------------------------------------------------------------------
9.       SALES                                $      0                              $      0
--------------------------------------------------------------------------------------------
10.      EXCISE                               $      0                              $      0
--------------------------------------------------------------------------------------------
11.      UNEMPLOYMENT                         $      0                              $      0
--------------------------------------------------------------------------------------------
12.      REAL  PROPERTY                       $      0                              $      0
--------------------------------------------------------------------------------------------
13.      PERSONAL  PROPERTY                   $      0                              $      0
--------------------------------------------------------------------------------------------
14.      OTHER (ATTACH LIST)                  $      0                              $      0
--------------------------------------------------------------------------------------------
15.      TOTAL  STATE  &  LOCAL               $      0       $      0    $      0   $      0
--------------------------------------------------------------------------------------------
16.      TOTAL  TAXES                         $691,170       $796,097    $691,170   $796,097
--------------------------------------------------------------------------------------------
*   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


                                                                                    Monthly Operating Report
----------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                                                      ACCRUAL BASIS-5
----------------------------------------
----------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                        02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                               MONTH:     JUNE, 2001
                                                     ------------------------------------
BANK  RECONCILIATIONS
                                                   Account #1       Account #2  Account #3
-----------------------------------------------------------------------------------------------------
A.           BANK:                                  Bank One
------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                          1559691298                             TOTAL
------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                  Operations Account
-----------------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT                $         0                           $       0
-----------------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED         $         0                           $       0
-----------------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS               $         0                           $       0
-----------------------------------------------------------------------------------------------------
4.       OTHER  RECONCILING  ITEMS                       ($20,305)                           ($20,305)
-----------------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS                 ($20,305)          $0          $0   ($20,305)
-----------------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN
-----------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
------------------------------
                                DATE OF    TYPE OF    PURCHASE  CURRENT
BANK, ACCOUNT NAME & NUMBER     PURCHASE  INSTRUMENT   PRICE     VALUE
-----------------------------------------------------------------------
7.      N/A
-----------------------------------------------------------------------
8.
-----------------------------------------------------------------------
9.
-----------------------------------------------------------------------
10.
-----------------------------------------------------------------------
11.     TOTAL  INVESTMENTS                                  $0       $0
-----------------------------------------------------------------------

CASH
------------------------------------------------------------
12.      CURRENCY ON HAND                                        $6,500
-----------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                         ($13,805)
-----------------------------------------------------------------------


                                                                           Monthly Operating Report

------------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC                                               ACCRUAL BASIS-6
------------------------------------------
------------------------------------------
CASE  NUMBER: 400-42145-BJH-11                                                 02/13/95, RWD, 2/96
------------------------------------------

                                                                                MONTH:  JUNE, 2001
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                              INSIDERS
-----------------------------------------------------------------------------------------------------
                                    TYPE  OF                 AMOUNT             TOTAL PAID
                 NAME                PAYMENT                  PAID                TO DATE
-----------------------------------------------------------------------------------------------------
  1.  Toby Skaar                  Salary                     $26,667             $258,167
-----------------------------------------------------------------------------------------------------
  2.
-----------------------------------------------------------------------------------------------------
  3.
-----------------------------------------------------------------------------------------------------
  4.
-----------------------------------------------------------------------------------------------------
  5.
-----------------------------------------------------------------------------------------------------
  6.  TOTAL  PAYMENTS
      TO  INSIDERS                                           $26,667             $258,167
-----------------------------------------------------------------------------------------------------

                                                      PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                                DATE  OF  COURT                                                                TOTAL
                              ORDER  AUTHORIZING         AMOUNT            AMOUNT         TOTAL  PAID         INCURRED
              NAME                  PAYMENT             APPROVED            PAID            TO  DATE         & UNPAID *
--------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
--------------------------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                            $0                $0                $0                $0
--------------------------------------------------------------------------------------------------------------------------
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                                                  SCHEDULED             AMOUNTS
                                                                   MONTHLY               PAID                 TOTAL
                                                                  PAYMENTS              DURING               UNPAID
                     NAME OF CREDITOR                                DUE                 MONTH            POSTPETITION
--------------------------------------------------------------------------------------------------------------------------
  1.  National City Bank & Ft                                           $183,868             $183,868                   $0
      Wayne - Allen County
--------------------------------------------------------------------------------------------------------------------------
  2.  Ridgely - City of                                                 $ 26,274             $ 26,274                   $0
      Philadelphia - PHL
--------------------------------------------------------------------------------------------------------------------------
  3.  NY/NJ Airport Authority -                                         $ 13,785             $ 13,785                   $0
      EWR
--------------------------------------------------------------------------------------------------------------------------
  4.  City of Los Angeles - LAX                                         $  5,334             $  5,334                   $0
--------------------------------------------------------------------------------------------------------------------------
  5.  Airport Group Int'l - ATL                                         $ 11,200             $ 11,200                   $0
--------------------------------------------------------------------------------------------------------------------------
  6.  TOTAL                                                             $240,461             $240,461                   $0
--------------------------------------------------------------------------------------------------------------------------


                                                             Monthly Operating Report
---------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC                               ACCRUAL  BASIS-7
---------------------------------------
---------------------------------------
CASE  NUMBER: 400-42145-BJH-11                                  02/13/95, RWD, 2/96
---------------------------------------

                                                        MONTH:     JUNE, 2001
                                                               ----------------------------

QUESTIONNAIRE

                                                                     YES   NO
-------------------------------------------------------------------------------------
1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE            X
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
-------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT              X
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
-------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR             X
        LOANS) DUE  FROM RELATED PARTIES?
-------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES      X
        THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE              X
        DEBTOR FROM ANY PARTY?
-------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                 X
-------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES          X
        PAST  DUE?
-------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?            X
-------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                     X
-------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS               X
        DELINQUENT?
-------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE             X
        REPORTING PERIOD?
-------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                    X
-------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

INSURANCE
                                                                                       YES              NO
------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                          X
        NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE
        POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                            INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------------------------------------
       TYPE  OF                                                                             PAYMENT AMOUNT
       POLICY                CARRIER                   PERIOD COVERED                         & FREQUENCY
--------------------------------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CASE NAME:  Kitty Hawk Cargo, Inc.                                                     FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42145-BJH-11                                           ACCRUAL BASIS

                                                                                        MONTH:          JUNE, 2001
                                                                                               ------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS FORM
    NUMBER              LINE NUMBER                     FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      6                                 All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------------------------
                                          Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------------------------
                                          Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      7                                 All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------------------------------
                                          at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------------------------------------
                                          400-42141.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      3                      3          The current general ledger system is not able to provide a detail of
-----------------------------------------------------------------------------------------------------------------------------
                                          customer cash receipts segregated by prepetion accounts receivable
-----------------------------------------------------------------------------------------------------------------------------
                                          and post petition accounts receivable. Therefore, cash receipts
-----------------------------------------------------------------------------------------------------------------------------
                                          is provided in total for the month.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      3                      8          All cash received into the Company cash accounts is swept
-----------------------------------------------------------------------------------------------------------------------------
                                          each night to Kitty Hawk, Inc. Master Account (see Case
-----------------------------------------------------------------------------------------------------------------------------
                                          #400-42141).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      3                     31          All disbursements (either by wire transfer or check), including payroll are
-----------------------------------------------------------------------------------------------------------------------------
                                          disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------------------
                                          account.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      4                     6           All assessment of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------------------
                                          at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
-----------------------------------------------------------------------------------------------------------------------------
                                          are recorded at Inc. and pushed down to Inc.'s subsidiaries
-----------------------------------------------------------------------------------------------------------------------------
                                          as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      4                     7           The A/R aging does not reconcile to the general ledger due to historical
-----------------------------------------------------------------------------------------------------------------------------
                                          system problems.  In addition, A/R aging is for Trade A/R only.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      4                     6           Accounts payable on the aging are in the 60 and 90 day categories due to wire
-----------------------------------------------------------------------------------------------------------------------------
                                         transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
-----------------------------------------------------------------------------------------------------------------------------
                                         aging and invoices on Kitty Hawk Cargo Aging. Company is working on
-----------------------------------------------------------------------------------------------------------------------------
                                         clearing these items.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     4                     1           Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
-----------------------------------------------------------------------------------------------------------------------------
                                         Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     6                  Insiders       Payments to insiders include a portion of the Court approved retention
-----------------------------------------------------------------------------------------------------------------------------
                                         payments in the month of January.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                              JUNE, 2001


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                           $  21,749,855   Reported
                                                   -------------
         Net of all I/C Accts Receivable/Payable      21,409,641
         Intangibles - Other                             154,458
         Deposits                                        185,756
                                                   -------------
                                                      21,749,855   Detail
                                                   -------------
                                                               -   Difference
                                                   -------------


22.  OTHER (ATTACH  LIST)                          $  (5,286,570)  Reported
                                                   -------------
         Accrued Liabilities                           6,627,845
         Accrued Salaries & PR Taxes                           -
         Less:  FET Taxes Payable (Line 18)             (796,097)
         Post-petition Fed Inc Tax                   (11,118,318)
                                                   -------------
           *** FET recorded in Taxes Payable          (5,286,570)  Detail
                                                   -------------
                                                               -   Difference
                                                   -------------


27.  OTHER (ATTACH LIST)                           $   5,265,131   Reported
                                                   -------------
         Pre-petition Fed Inc Tax                      4,018,643
         Pre-petition Deposits                           479,840
         Pre-petition Taxes Other                              -
         Pre-petition Accrued Liabilities                766,648
                                                   -------------
                                                       5,265,131   Detail
                                                   -------------
                                                               -   Difference
                                                   -------------


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                           $  18,663,740   Reported
                                                   -------------
         Aircraft Costs                                7,249,523
         I/C Aircraft Costs (KHA)                      3,688,500
         KHC Ground Handling (Operations Payroll)      1,060,697
         Outstation Ground Handling                    1,785,982
         Trucking Costs                                  442,285
         Fuel                                          4,166,764
         Contract Labor                                   67,388
         Other                                           202,601
                                                   -------------
                                                      18,663,740   Detail
                                                   -------------
                                                               -   Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH  LIST)                             (8,131,177)  Reported
                                                   -------------
         Transfer to Inc - all money sweeps           (8,131,177)  Detail
                                                   -------------
          to KH Inc. Case #400-42141                           -   Difference
                                                   -------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH  LIST)                              1,487,267   Reported
                                                   -------------
         FET (720) 5/01-15/01 Pd 6/12                    308,202
         FET (720) 5/16-30/01 Pd 6/27                    320,840
         FET (720) Refund - Reconciling Item              62,128
         FET (720) 6/01-30/01                            796,097
                                                   -------------
                                                       1,487,267   Detail
                                                   -------------
                                                               0   Difference
                                                   -------------

                                                         KITTY HAWK CARGO, INC.
                                                        CASE # 400-42145-BJH-11

                            KITTY HAWK CARGO, INC.

                                F.E.T. PAYMENT

                               TRANSFER REQUEST



FOR AMOUNT OF: $308,202.27
               ----------------------------------------------------


PURPOSE: F.E.T. (720) FOR PERIOD - QTR 2  PMT# 5
                                      ---     ---


        KEVIN K. CRAIG                            /s/  KEVIN K. CRAIG
------------------------------                 ------------------------------
          PRINT NAME                                AUTHORIZED SIGNATURE


        COST CENTER                                   TRANSFER DUE:
        -----------                                   -------------


         112.31660                                        6/12/01
        ------------                                      -------
        ACCOUNT CODE:                                       DATE




Initiated By:
              ----------------------
Date:
        -----------------------
Verficiation #:
                --------------------

                                                          KITTY HAWK CARGO, INC.
                                                          CASE #400-42145-BJH-11
                                DEPOSIT RECEIPT
BANK ONE, TEXAS
TELEPHONE TAX PAYMENT SERVICE
NATIONAL PRODUCT CONTROL
1810 COMMERCE STREET
DALLAS         TX 75201


TEL: (800) 395-0010


RAECHEL FORD
KITTY HAWK CARGO INC
PO BOX 612787
DALLAS, TX 75261-2787
[BAR CODE]
                                                            LEGEND
                                                            ------
                                  CALL DATE   *=called in during extended hours,
                                              will process next business day
SUBSCR ID: 1823648                TRANS TYPE  L=Late payment
                                              P=Payment
                                              D=Same Day Deletion
                                              C=Cancelled



----------------------------------------------------------------------------------------------------------------------
CALL      VERIF.   TAX ID              TAX        TRANS.      DEPOSIT       TAX LIAB.      FREQ        DEP.
DATE        NO     NUMBER              TYPE        TYPE       AMOUNT         PERIOD                    DATE
----------------------------------------------------------------------------------------------------------------------

06/12/01  494699  752814744            720          P       308,202.27            2/01      QUARTERLY   06/13/01

BANK ACCOUNT NUMBER:   1559691298             TOTAL DEBIT:   308,202.27       DEBIT DATE:   06/12/01



================================================================================
THIS DEPOSIT RECEIPT SHOULD BE KEPT FOR FUTURE REFERENCE. PLEASE REFER TO THIS RECEIPT WHEN CONTACTING YOUR CUSTOMER SERVICE REPRESENTATIVE. FOR ADDITIONAL INFORMATION, CALL THE TELEPHONE NUMBER LISTED ABOVE.
================================================================================

                                                         KITTY HAWK CARGO, INC.
                                                        CASE # 400-42145-BJH-11

                            KITTY HAWK CARGO, INC.

                                F.E.T. PAYMENT

                               TRANSFER REQUEST



FOR AMOUNT OF: $320,839.69
               ----------------------------------------------------


PURPOSE: F.E.T. (720) FOR PERIOD - QTR 2  PMT# 6
                                      ---     ---


        KEVIN K. CRAIG                            /s/  KEVIN K. CRAIG
------------------------------                 ------------------------------
          PRINT NAME                                AUTHORIZED SIGNATURE


        COST CENTER                                   TRANSFER DUE:
        -----------                                   -------------


         112.31660                                        6/27/01
        ------------                                      -------
        ACCOUNT CODE:                                       DATE




Initiated By:
              ----------------------
Date:
        -----------------------
Verficiation #:
                --------------------

                                                          KITTY HAWK CARGO, INC.
                                                          CASE #400-42145-BJH-11
                                DEPOSIT RECEIPT
BANK ONE, TEXAS
TELEPHONE TAX PAYMENT SERVICE
NATIONAL PRODUCT CONTROL
1810 COMMERCE STREET
DALLAS         TX 75201


TEL: (800) 395-0010


RAECHEL FORD
KITTY HAWK CARGO INC
PO BOX 612787
DALLAS, TX 75261-2787
[BAR CODE]
                                                            LEGEND
                                                            ------
                                  CALL DATE   *=called in during extended hours,
                                              will process next business day
SUBSCR ID: 1823648                TRANS TYPE  L=Late payment
                                              P=Payment
                                              D=Same Day Deletion
                                              C=Cancelled



----------------------------------------------------------------------------------------------------------------------
CALL      VERIF.   TAX ID              TAX        TRANS.      DEPOSIT       TAX LIAB.      FREQ        DEP.
DATE        NO     NUMBER              TYPE        TYPE       AMOUNT         PERIOD                    DATE
----------------------------------------------------------------------------------------------------------------------

06/27/01  669469  752814744            720          P       320,839.69            2/01      QUARTERLY   06/28/01

BANK ACCOUNT NUMBER:   1559691298             TOTAL DEBIT:   320,839.69       DEBIT DATE:   06/27/01



================================================================================
THIS DEPOSIT RECEIPT SHOULD BE KEPT FOR FUTURE REFERENCE. PLEASE REFER TO THIS RECEIPT WHEN CONTACTING YOUR CUSTOMER SERVICE REPRESENTATIVE. FOR ADDITIONAL INFORMATION, CALL THE TELEPHONE NUMBER LISTED ABOVE.
================================================================================